                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 17, 1999


                          SIMON PROPERTY GROUP, INC.
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            (Exact name of registrant as specified in its charter)




      Delaware                      001-14469                   046268599
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  (State or other jurisdiction     (Commission             (IRS Employer
  of incorporation)                File Number)            Identification No.)




                          115 WEST WASHINGTON STREET
                         INDIANAPOLIS, INDIANA               46204
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                 (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  317.636.1600
                                                            ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                              Page 1 of 38 Pages
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Item 5. Other Events


     On August 17, 1999, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of June 30, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.



Item 7. Financial Statements and Exhibits

     Financial Statements:

          None


     Exhibits:

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
                                                     Page Number in
Exhibit No.             Description                   This Filing
------------            -----------                   -----------

    99                  Supplemental Information          4
                        as of June 30, 1999
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                              Page 2 of 38 Pages
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Dated: August 17, 1999



                         SIMON PROPERTY GROUP, INC.


                                By: /s/  Stephen E. Sterrett
                                    -----------------------
                                         Stephen E. Sterrett,
                                         Treasurer

                              Page 3 of 38 Pages